Appendix A
                               Custodian Agreement


*COLUMBIA FUNDS TRUST I                                          EFFECTIVE DATE

     *Columbia High Yield Opportunity Fund (changed name from          10/24/01
         Liberty High Yield  Securities Fund on 10/13/03)
     *Columbia Strategic Income Fund                                   10/24/01
     *Columbia Tax-Managed Growth Fund                                 10/10/01
     *Columbia Tax-Managed Growth Fund II                              10/10/01
     *Columbia Tax-Managed Value Fund                                  10/10/01
     *Columbia Tax-Managed Aggressive Growth Fund                      10/10/01

*COLUMBIA FUNDS TRUST II

     *Columbia Newport Japan Opportunities Fund                        10/24/01
     *Columbia Newport Greater China Fund                              10/24/01
     *Columbia Money Market Fund                                       10/10/01

*COLUMBIA FUNDS TRUST III

     *Columbia Mid Cap Value Fund (changed name from                   10/10/01
         Liberty Select Value Fund on 10/13/03)
     *Columbia Liberty Fund (changed name from                         10/24/01
         The Liberty Fund on 10/13/03)
     *Columbia Global Equity Fund (changed name from                   10/24/01
         Liberty Newport Global Equity Fund on 10/13/03)
     *Columbia Federal Securities Fund                                 10/24/01
     *Columbia Contrarian Income Fund                                  10/10/01
     *Columbia Intermediate Government Income Fund                     11/25/02
     *Columbia Quality Plus Bond Fund                                  11/25/02
     *Columbia Corporate Bond Fund                                     11/25/02

*COLUMBIA FUNDS TRUST IV

     *Columbia Tax-Exempt Fund                                         10/17/01
     *Columbia Tax-Exempt Insured Fund                                 10/17/01
     *Columbia Utilities Fund                                          10/10/01
     *Columbia Municipal Money Market Fund                             10/10/01

                                   Appendix A
                         Custodian Agreement (continued)


*COLUMBIA FUNDS TRUST V                                          EFFECTIVE DATE

     *Columbia California Tax-Exempt Fund                              10/17/01
     *Columbia Connecticut Tax-Exempt Fund                             10/17/01
     *Columbia Massachusetts Tax-Exempt Fund                           10/17/01
     *Columbia New York Tax-Exempt Fund                                10/17/01
     *Columbia New Jersey Intermediate Municipal Bond Fund             11/18/02
     *Columbia New York Intermediate Municipal Bond Fund               11/25/02
     *Columbia Rhode Island Intermediate Municipal Bond Fund           11/18/02
     *Columbia Florida Intermediate Municipal Bond Fund                11/18/02
     *Columbia Pennsylvania Intermediate Municipal Bond Fund           11/25/02
     *Columbia Connecticut Intermediate Municipal Bond Fund            11/18/02
     *Columbia Massachusetts Intermediate Municipal Bond Fund          12/09/02
     *Columbia Large Company Index Fund                                12/09/02
     *Columbia U.S. Treasury Index Fund                                11/25/02
     *Columbia Small Company Index Fund                                11/25/02
     *Columbia Intermediate Tax-Exempt Bond Fund                       11/25/02

*COLUMBIA FUNDS TRUST VI

     *Columbia Small Cap Value Fund (changed name from                 10/10/01
         Liberty Small-Cap Value Fund on 10/13/03)
     *Columbia Growth & Income Fund                                    10/10/01
     *Columbia Newport Asia Pacific Fund                               10/24/01

*COLUMBIA FUNDS TRUST VII

     *Columbia Newport Tiger Fund                                      10/24/01
     *Columbia Europe Fund (changed name from                          10/24/01
         Liberty Newport Europe Fund on 10/13/03)
     CMG Select Managers Large Cap Value Fund                          11/03/03
     CMG Select Managers Large Cap Growth Fund                         11/03/03
     CMG Select Managers Small Cap Value Fund                          11/03/03
     CMG Select Managers Small Cap Growth Fund                         11/03/03
*COLUMBIA FUNDS TRUST VIII
(changed name from Liberty-Stein Roe Funds Income Trust on 10/13/03)
     *Columbia Income Fund                                             10/10/01
     *Columbia Intermediate Bond Fund                                  10/10/01






                                   Appendix A
                         Custodian Agreement (continued)


*COLUMBIA FUNDS TRUST IX                                         EFFECTIVE DATE

(changed name from Liberty-Stein Roe Funds Municipal Trust
   on 10/13/03)
     *Columbia Managed Municipals Fund                                 10/10/01
     *Columbia High Yield Municipal Fund                               10/10/01

*COLUMBIA FUNDS TRUST XI
(changed name from Liberty-Stein Roe Funds Investment Trust on 10/13/03)
     *Columbia Global Thematic Equity Fund                             10/10/01
     *Columbia European Thematic Equity Fund                           10/10/01
     *Columbia Growth Stock Fund                                       10/10/01
     *Columbia Young Investor Fund                                     10/10/01
     *Columbia Asset Allocation Fund                                   11/18/02
     *Columbia Strategic Equity Fund (pending a shareholder vote, will 11/25/02 change name to Columbia Dividend Income Fund on 10/27/03)
     *Columbia Large Cap Core Fund                                     12/09/02
     *Columbia Disciplined Value Fund (changed name from               11/25/02
         Liberty Equity Value Fund on 10/13/03)
     *Columbia Small Cap Fund                                          11/18/02
     *Columbia Small Company Equity Fund                               11/18/02
     *Columbia Large Cap Growth Fund (changed name from                11/18/02
         Liberty Equity Growth Fund on 10/13/03)
     *Columbia International Equity Fund                               11/18/02


CLOSED END FUNDS

     Colonial Intermediate High Income Fund                            10/24/01
     Colonial InterMarket Income Trust I                               10/24/01
     Colonial Insured Municipal Fund                                   10/17/01
     Colonial California Insured Municipal Fund                        10/17/01
     Colonial New York Insured Municipal Fund                          10/17/01
     Colonial Municipal Income Trust                                   10/17/01
     Colonial Investment Grade Municipal Trust                         10/17/01
     Colonial High Income Municipal Trust                              10/17/01

                                   Appendix A
                         Custodian Agreement (continued)


LIBERTY VARIABLE INVESTMENT TRUST                                EFFECTIVE DATE
     Liberty Growth & Income Fund, VS (changed name from               10/10/01
       Colonial U.S. Growth & Income Fund, VS on 04/07/03)
     Colonial Small Cap Value Fund, VS                                 10/10/01
     Liberty All-Star Equity Fund, VS                                  10/17/01
     Liberty Select Value Fund, VS                                     10/10/01
     Liberty S&P 500 Index Fund, VS                                    10/10/01
     Colonial Strategic Income Fund, VS                                10/24/01
     Columbia International Fund, VS (changed name from                10/24/01
       Colonial International Fund for Growth, VS on 04/07/03)
     Newport Tiger Fund, VS                                            10/24/01
     Liberty Equity Fund, VS                                           04/14/03
     Columbia High Yield Fund, VS                                      04/14/03
     Columbia Real Estate Equity Fund, VS                              04/14/03

     Liberty All-Star Growth Fund, Inc.                                10/17/01
     Liberty All-Star Equity Fund                                      10/17/01


*COLUMBIA FLOATING RATE ADVANTAGE FUND                                 10/10/01

*COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY                      10/10/01

*Columbia Floating Rate Fund                                           10/10/01

*Columbia Institutional Floating Rate Income Fund                      10/10/01
(changed named from Liberty-Stein Roe Institutional Floating Rate Income Fund on 10/13/03)


STEINROE VARIABLE INVESTMENT TRUST
     Liberty Asset Allocation Fund, VS (changed name from              10/10/01
      Stein Roe Balanced Fund, VS on 04/07/03)
     Stein Roe Growth Stock Fund, VS                                   10/10/01
     Liberty Small Company Growth Fund, VS (changed name from          10/10/01
         Stein Roe Small Company Growth Fund, VS on 04/14/03)
     Liberty Money Market Fund, VS  (changed name from                 10/10/01
         Stein Roe Money Market Fund, VS on 04/07/03)
     Liberty Federal Securities Fund, VS                               10/10/01


*These Trusts and Funds were rebranded from "Liberty" to "Columbia" on October 13, 2003. Other name changes that occurred on October 13, 2003 are noted above.

FOR THE ABOVE FUND PARTIES                  STATE STREET BANK AND TRUST COMPANY




By:      ____________________         By:      /s/Joseph L. Hooley
                                                  ----------------

Name:  ____________________           Name:    Joseph L. Hooley
                                               --------------------------------

Title:   ____________________         Title:   Executive Vice President
                                               ------------------------


Date:    October 13, 2003____